Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

United Community Banks, Inc. Reports Third Quarter Earnings

Strong Loan Growth and Margin Expansion Drive Higher Revenue and EPS

GREENVILLE, SC – October 22, 2025 – United Community Banks, Inc. (NYSE: UCB) (United) today announced net income for the third quarter of 2025 of $91.5 million and pre-tax, pre-provision income of $126.0 million. Diluted earnings per share of $0.70 for the quarter represented an increase of $0.32 from the third quarter a year ago and an increase of $0.07 from the second quarter. Note that the third quarter of 2024 included losses from the sale of United’s manufactured housing loan portfolio.

On an operating basis, United’s diluted earnings per share of $0.75 were up 32% from the year-ago quarter. Strong 27% year-over-year revenue growth and a lower provision for credit losses were partly offset by higher expenses.

United’s return on assets was 1.29%, or 1.33% on an operating basis, up from 0.67% and 1.01%, respectively for the third quarter of 2024. Return on common equity was 9.2% and return on tangible common equity on an operating basis was 13.6%. On a pre-tax, pre-provision basis, operating return on assets was 1.83% for the quarter. At quarter-end, tangible common equity to tangible assets was 9.71%, up 26 basis points from the second quarter.

Chairman and CEO Lynn Harton stated, “We are proud of our third quarter financial results. Our teams drove solid loan and deposit growth as well as healthy margin expansion. These actions resulted in meaningful improvement in our return on assets and return on tangible common equity. Tangible book value per share grew by $0.59 from the second quarter – an 11% annualized rate. Loans grew by $254 million, or 5.4% annualized, while customer deposits, excluding seasonal outflow of public funds, were up $137 million or 2.6% annualized. Non-interest bearing deposits, excluding public funds, grew at an annualized rate of 4.7%. Operating efficiency and operating leverage also both continued their improving trend.”

Harton continued, “I want to thank our outstanding team members across the bank for continuing to deliver not only great financial results, but also exceptional customer service and an atmosphere of trust and caring that makes United a great place to work.”

Net charge-offs were $7.7 million or 0.16% annualized of average loans, down two basis points from the second quarter. Nonperforming assets were 0.35% of total assets, up slightly from 0.30% for the second quarter. Provision for credit losses improved by $3.9 million from the second quarter. As of September 30, the allowance for credit losses represents 1.19% of loans, down slightly from 1.21% at June 30.

Third Quarter 2025 Financial Highlights:

•	EPS of $0.70 was up $0.32 on a GAAP basis compared to third quarter 2024, and EPS of $0.75 was up $0.18, or 32%, on an operating basis; EPS up $0.07 compared to the second quarter on a GAAP basis and up $0.09, or 14%, on an operating basis
•	Net income of $91.5 million and pre-tax, pre-provision income of $126.0 million, up $12.8 million and $13.7 million, respectively, from the second quarter
•	Total revenue of $276.8 million improved $16.6 million, or 6%, from the second quarter
•	Net interest margin of 3.58% increased by eight basis points from the second quarter, reflecting a lower cost of funds and improving asset mix
•	Noninterest income was up $8.5 million on a linked quarter basis mostly due to gains on other investments, death benefit claims on bank owned life insurance, and a favorable mark on our mortgage servicing rights asset
•	Provision for credit losses was $7.9 million, down $3.9 million from the second quarter; allowance for credit losses coverage down slightly to 1.19% of total loans; net charge-offs were $7.7 million, or 0.16% annualized of average loans, an improvement of two basis points compared to the second quarter
•	Noninterest expenses were up $2.9 million compared to the second quarter on a GAAP basis and up $4.3 million on an operating basis, primarily driven by performance-based incentives
•	Efficiency ratio of 54.3% on a GAAP basis, or 53.1% on an operating basis, improved both linked quarter and year over year
•	Strong loan production led to loan growth of $254 million, up 5.4% annualized, from the second quarter
•	Mortgage closings of $283 million compared to $239 million in third quarter 2024; mortgage rate locks of $388 million compared to $306 million in third quarter 2024
•	Customer deposits were up $58 million from the second quarter, public funds deposits seasonally down $79 million from the second quarter; excluding public funds, customer deposits were up $137 million, including $73 million of noninterest-bearing demand deposits
•	Return on assets of 1.29%, or 1.33% on an operating basis
•	Return on common equity and return on tangible common equity on an operating basis improved from the second quarter to 9.2% and 13.6%, respectively
•	Redeemed preferred stock with a book value of $88.3 million, representing all outstanding preferred shares
•	Maintained strong capital ratios with preliminary Common Equity Tier 1 of 13.4%
•	Increased quarterly common dividend to $0.25 per share declared during the quarter, up 4% year-over-year

Conference Call

United will hold a conference call on Wednesday, October 22 at 9:00 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. Participants can pre-register for the conference call by navigating to https://dpregister.com/sreg/10203186/fff7baf488. Those without internet access or unable to pre-register may dial in by calling 1-844-676-1337. Participants are encouraged to dial in 15 minutes prior to the call start time. The conference call also will be webcast and can be accessed by selecting “Events and Presentations” under “News and Events” within the Investor Relations section of the company's website, ucbi.com.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
(in thousands, except per share data)

	2025			2024		Third Quarter	For the Nine Months Ended September 30,		YTD
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2025 - 2024 Change	2025	2024	2025 - 2024 Change
INCOME SUMMARY
Interest revenue	$353,850	$347,365	$335,357	$344,962	$349,086		$1,036,572	$1,032,779
Interest expense	120,221	121,834	123,336	134,629	139,900		365,391	415,744
Net interest revenue	233,629	225,531	212,021	210,333	209,186	12%	671,181	617,035	9%
Noninterest income	43,219	34,708	35,656	40,522	8,091	n/m	113,583	84,234	35
Total revenue	276,848	260,239	247,677	250,855	217,277	27	784,764	701,269	12
Provision for credit losses	7,907	11,818	15,419	11,389	14,428		35,144	39,562
Noninterest expense	150,868	147,919	141,099	143,056	143,065	5	439,886	435,111	1
Income before income tax expense	118,073	100,502	91,159	96,410	59,784	97	309,734	226,596	37
Income tax expense	26,579	21,769	19,746	20,606	12,437	114	68,094	50,003	36
Net income	91,494	78,733	71,413	75,804	47,347	93	241,640	176,593	37
Non-operating items	3,468	4,833	1,297	2,203	29,385		9,598	38,065
Income tax benefit of non-operating items	(751)	(1,047)	(281)	(471)	(6,276)		(2,079)	(8,231)
Net income - operating (1)	$94,211	$82,519	$72,429	$77,536	$70,456	34	$249,159	$206,427	21
Pre-tax pre-provision income (5)	$125,980	$112,320	$106,578	$107,799	$74,212	70	$344,878	$266,158	30
PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.70	$0.63	$0.58	$0.61	$0.38	84	$1.91	$1.43	34
Diluted net income - operating (1)	0.75	0.66	0.59	0.63	0.57	32	2.00	1.67	20
Cash dividends declared	0.25	0.24	0.24	0.24	0.24	4	0.73	0.70	4
Book value	29.44	28.89	28.42	27.87	27.68	6	29.44	27.68	6
Tangible book value (3)	21.59	21.00	20.58	20.00	19.66	10	21.59	19.66	10
Key performance ratios:
Return on common equity - GAAP (2)(4)	9.20%	8.45%	7.89%	8.40%	5.20%		8.53%	6.61%
Return on common equity - operating (1)(2)(4)	9.83	8.87	8.01	8.60	7.82		8.92	7.76
Return on tangible common equity - operating (1)(2)(3)(4)	13.56	12.34	11.21	12.12	11.17		12.57	11.18
Return on assets - GAAP (4)	1.29	1.11	1.02	1.06	0.67		1.16	0.85
Return on assets - operating (1)(4)	1.33	1.16	1.04	1.08	1.01		1.19	0.99
Return on assets - pre-tax pre-provision, excluding non-operating items(1)(4)(5)	1.83	1.66	1.55	1.55	1.50		1.70	1.48
Net interest margin (fully taxable equivalent) (4)	3.58	3.50	3.36	3.26	3.33		3.48	3.30
Efficiency ratio - GAAP	54.30	56.69	56.74	56.05	65.51		55.86	61.76
Efficiency ratio - operating (1)	53.05	54.84	56.22	55.18	57.37		54.64	57.84
Equity to total assets	12.78	12.86	12.56	12.38	12.45		12.78	12.45
Tangible common equity to tangible assets (3)	9.71	9.45	9.18	8.97	8.93		9.71	8.93
ASSET QUALITY
Nonperforming assets ("NPAs")	$97,916	$83,959	$93,290	$115,635	$114,960	(15)	$97,916	$114,960	(15)
Allowance for credit losses - loans	215,791	216,500	211,974	206,998	205,290	5	215,791	205,290	5
Allowance for credit losses - total	228,276	228,045	223,201	217,389	215,517	6	228,276	215,517	6
Net charge-offs	7,676	8,225	9,607	9,517	23,651	n/m	25,508	48,173	n/m
Allowance for credit losses - loans to loans	1.13%	1.14%	1.15%	1.14%	1.14%		1.13%	1.14%
Allowance for credit losses - total to loans	1.19	1.21	1.21	1.20	1.20		1.19	1.20
Net charge-offs to average loans (4)	0.16	0.18	0.21	0.21	0.52		0.18	0.35
NPAs to total assets	0.35	0.30	0.33	0.42	0.42		0.35	0.42
AT PERIOD END ($ in millions)
Loans	$19,175	$18,921	$18,425	$18,176	$17,964	7	$19,175	$17,964	7
Investment securities	6,163	6,382	6,661	6,804	6,425	(4)	6,163	6,425	(4)
Total assets	28,143	28,086	27,874	27,720	27,373	3	28,143	27,373	3
Deposits	24,021	23,963	23,762	23,461	23,253	3	24,021	23,253	3
Shareholders’ equity	3,597	3,613	3,501	3,432	3,407	6	3,597	3,407	6
Common shares outstanding (thousands)	121,553	121,431	119,514	119,364	119,283	2	121,553	119,283	2

(1) Excludes non-operating items as detailed on Non-GAAP Performance Measures Reconciliation on next page. (2) Net income less preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (3) Excludes effect of acquisition related intangibles and associated amortization. (4) Annualized. (5) Excludes income tax expense and provision for credit losses.

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
(in thousands, except per share data)

	2025			2024		For the Nine Months Ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2025	2024
Noninterest income reconciliation
Noninterest income (GAAP)	$43,219	$34,708	$35,656	$40,522	$8,091	$113,583	$84,234
Loss on sale of manufactured housing loans	—	—	—	—	27,209	—	27,209
Gain on lease termination	—	—	—	—	—	—	(2,400)
Noninterest income - operating	$43,219	$34,708	$35,656	$40,522	$35,300	$113,583	$109,043

Noninterest expense reconciliation
Noninterest expense (GAAP)	$150,868	$147,919	$141,099	$143,056	$143,065	$439,886	$435,111
Loss on sale of FinTrust, including goodwill impairment	—	—	—	—	—	—	(5,100)
FDIC special assessment	—	—	—	—	—	—	(1,736)
Merger-related and other charges	(3,468)	(4,833)	(1,297)	(2,203)	(2,176)	(9,598)	(6,420)
Noninterest expense - operating	$147,400	$143,086	$139,802	$140,853	$140,889	$430,288	$421,855

Net income to operating income reconciliation
Net income (GAAP)	$91,494	$78,733	$71,413	$75,804	$47,347	$241,640	$176,593
Loss on sale of manufactured housing loans	—	—	—	—	27,209	—	27,209
Gain on lease termination	—	—	—	—	—	—	(2,400)
Loss on sale of FinTrust, including goodwill impairment	—	—	—	—	—	—	5,100
FDIC special assessment	—	—	—	—	—	—	1,736
Merger-related and other charges	3,468	4,833	1,297	2,203	2,176	9,598	6,420
Income tax benefit of non-operating items	(751)	(1,047)	(281)	(471)	(6,276)	(2,079)	(8,231)
Net income - operating	$94,211	$82,519	$72,429	$77,536	$70,456	$249,159	$206,427

Net income to pre-tax pre-provision income reconciliation
Net income (GAAP)	$91,494	$78,733	$71,413	$75,804	$47,347	$241,640	$176,593
Income tax expense	26,579	21,769	19,746	20,606	12,437	68,094	50,003
Provision for credit losses	7,907	11,818	15,419	11,389	14,428	35,144	39,562
Pre-tax pre-provision income	$125,980	$112,320	$106,578	$107,799	$74,212	$344,878	$266,158

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.70	$0.63	$0.58	$0.61	$0.38	$1.91	$1.43
Loss on sale of manufactured housing loans	—	—	—	—	0.18	—	0.18
Gain on lease termination	—	—	—	—	—	—	(0.02)
Loss on sale of FinTrust, including goodwill impairment	—	—	—	—	—	—	0.03
FDIC special assessment	—	—	—	—	—	—	0.01
Merger-related and other charges	0.02	0.03	0.01	0.02	0.01	0.06	0.04
Deemed dividend on preferred stock redemption	0.03	—	—	—	—	0.03	—
Diluted income per common share - operating	$0.75	$0.66	$0.59	$0.63	$0.57	$2.00	$1.67

Book value per common share reconciliation
Book value per common share (GAAP)	$29.44	$28.89	$28.42	$27.87	$27.68	$29.44	$27.68
Effect of goodwill and other intangibles	(7.85)	(7.89)	(7.84)	(7.87)	(8.02)	(7.85)	(8.02)
Tangible book value per common share	$21.59	$21.00	$20.58	$20.00	$19.66	$21.59	$19.66

Return on tangible common equity reconciliation
Return on common equity (GAAP)	9.20%	8.45%	7.89%	8.40%	5.20%	8.53%	6.61%
Loss on sale of manufactured housing loans	—	—	—	—	2.43	—	0.82
Gain on lease termination	—	—	—	—	—	—	(0.07)
Loss on sale of FinTrust, including goodwill impairment	—	—	—	—	—	—	0.16
FDIC special assessment	—	—	—	—	—	—	0.05
Merger-related and other charges	0.29	0.42	0.12	0.20	0.19	0.27	0.19
Deemed dividend on preferred stock redemption	0.34	—	—	—	—	0.12	—
Return on common equity - operating	9.83	8.87	8.01	8.60	7.82	8.92	7.76
Effect of goodwill and other intangibles	3.73	3.47	3.20	3.52	3.35	3.65	3.42
Return on tangible common equity - operating	13.56%	12.34%	11.21%	12.12%	11.17%	12.57%	11.18%

Return on assets reconciliation
Return on assets (GAAP)	1.29%	1.11%	1.02%	1.06%	0.67%	1.16%	0.85%
Loss on sale of manufactured housing loans	—	—	—	—	0.31	—	0.10
Gain on lease termination	—	—	—	—	—	—	(0.01)
Loss on sale of FinTrust, including goodwill impairment	—	—	—	—	—	—	0.02
FDIC special assessment	—	—	—	—	—	—	0.01
Merger-related and other charges	0.04	0.05	0.02	0.02	0.03	0.03	0.02
Return on assets - operating	1.33%	1.16%	1.04%	1.08%	1.01%	1.19%	0.99%

Return on assets to return on assets- pre-tax pre-provision reconciliation
Return on assets (GAAP)	1.29%	1.11%	1.02%	1.06%	0.67%	1.16%	0.85%
Income tax expense	0.38	0.31	0.29	0.30	0.19	0.33	0.25
Provision for credit losses	0.11	0.17	0.23	0.16	0.21	0.17	0.19
Loss on sale of manufactured housing loans	—	—	—	—	0.40	—	0.13
Gain on lease termination	—	—	—	—	—	—	(0.01)
Loss on sale of FinTrust, including goodwill impairment	—	—	—	—	—	—	0.03
FDIC special assessment	—	—	—	—	—	—	0.01
Merger-related and other charges	0.05	0.07	0.01	0.03	0.03	0.04	0.03
Return on assets - pre-tax pre-provision - operating	1.83%	1.66%	1.55%	1.55%	1.50%	1.70%	1.48%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	54.30%	56.69%	56.74%	56.05%	65.51%	55.86%	61.76%
Loss on sale of manufactured housing loans	—	—	—	—	(7.15)	—	(2.25)
Gain on lease termination	—	—	—	—	—	—	0.21
Loss on sale of FinTrust, including goodwill impairment	—	—	—	—	—	—	(0.73)
FDIC special assessment	—	—	—	—	—	—	(0.24)
Merger-related and other charges	(1.25)	(1.85)	(0.52)	(0.87)	(0.99)	(1.22)	(0.91)
Efficiency ratio - operating	53.05%	54.84%	56.22%	55.18%	57.37%	54.64%	57.84%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	12.78%	12.86%	12.56%	12.38%	12.45%	12.78%	12.45%
Effect of goodwill and other intangibles	(3.07)	(3.10)	(3.06)	(3.09)	(3.20)	(3.07)	(3.20)
Effect of preferred equity	—	(0.31)	(0.32)	(0.32)	(0.32)	—	(0.32)
Tangible common equity to tangible assets	9.71%	9.45%	9.18%	8.97%	8.93%	9.71%	8.93%

UNITED COMMUNITY BANKS, INC.
Loan Portfolio Composition at Period-End

	2025			2024		Linked	Year over
(in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Quarter Change	Year Change
LOANS BY CATEGORY
Owner occupied commercial RE	$3,678	$3,563	$3,419	$3,398	$3,323	$115	$355
Income producing commercial RE	4,534	4,548	4,416	4,361	4,259	(14)	275
Commercial & industrial	2,593	2,516	2,506	2,428	2,313	77	280
Commercial construction	1,734	1,752	1,681	1,656	1,785	(18)	(51)
Equipment financing	1,808	1,778	1,723	1,663	1,603	30	205
Total commercial	14,347	14,157	13,745	13,506	13,283	190	1,064
Residential mortgage	3,198	3,210	3,218	3,232	3,263	(12)	(65)
Home equity	1,252	1,180	1,099	1,065	1,015	72	237
Residential construction	178	174	171	178	189	4	(11)
Manufactured housing (1)	—	—	—	2	2	—	(2)
Consumer	192	191	183	186	188	1	4
Other	8	9	9	7	24	(1)	(16)
Total loans	$19,175	$18,921	$18,425	$18,176	$17,964	$254	$1,211

LOANS BY MARKET
Georgia	$4,584	$4,551	$4,484	$4,447	$4,470	$33	$114
South Carolina	2,926	2,872	2,821	2,815	2,782	54	144
North Carolina	2,676	2,626	2,666	2,644	2,586	50	90
Tennessee	1,902	1,881	1,880	1,799	1,848	21	54
Florida	3,040	2,966	2,572	2,527	2,423	74	617
Alabama	1,054	1,016	1,009	996	996	38	58
Commercial Banking Solutions	2,993	3,009	2,993	2,948	2,859	(16)	134
Total loans	$19,175	$18,921	$18,425	$18,176	$17,964	$254	$1,211

(1) For 2025 periods, manufactured housing loans are included with consumer loans.

UNITED COMMUNITY BANKS, INC.
Credit Quality
(in thousands)

	2025
	Third Quarter	Second Quarter	First Quarter
NONACCRUAL LOANS
Owner occupied RE	$10,275	$8,207	$8,949
Income producing RE	10,884	14,624	16,536
Commercial & industrial	25,754	15,422	22,396
Commercial construction	3,198	1,368	5,558
Equipment financing	9,716	11,731	8,818
Total commercial	59,827	51,352	62,257
Residential mortgage	28,978	22,597	22,756
Home equity	5,234	4,093	4,091
Residential construction	1,241	1,203	811
Consumer	1,163	1,207	1,423
Total nonaccrual loans	96,443	80,452	91,338
OREO and repossessed assets	1,473	3,507	1,952
Total NPAs	$97,916	$83,959	$93,290

	2025
	Third Quarter		Second Quarter		First Quarter
(in thousands)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)
NET CHARGE-OFFS (RECOVERIES) BY CATEGORY
Owner occupied RE	$2,497	0.28%	$470	0.05%	$126	0.02%
Income producing RE	(106)	(0.01)	933	0.08	718	0.07
Commercial & industrial	(1,132)	(0.18)	1,027	0.16	2,447	0.40
Commercial construction	491	0.11	89	0.02	(138)	(0.03)
Equipment financing	5,487	1.23	4,963	1.16	5,042	1.21
Total commercial	7,237	0.20	7,482	0.22	8,195	0.24
Residential mortgage	(259)	(0.03)	313	0.04	(1)	—
Home equity	19	0.01	(72)	(0.03)	(62)	(0.02)
Residential construction	12	0.03	(9)	(0.02)	219	0.51
Consumer	667	1.39	511	1.11	1,256	2.76
Total	$7,676	0.16	$8,225	0.18	$9,607	0.21

(1) Annualized.

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share data)	September 30, 2025	December 31, 2024
ASSETS
Cash and due from banks	$205,007	$296,161
Interest-bearing deposits in banks	408,424	223,712
Cash and cash equivalents	613,431	519,873
Debt securities available-for-sale	3,889,263	4,436,291
Debt securities held-to-maturity (fair value $1,937,053 and $1,944,126, respectively)	2,274,099	2,368,107
Loans held for sale	34,802	57,534
Loans and leases held for investment	19,174,794	18,175,980
Less allowance for credit losses - loans and leases	(215,791)	(206,998)
Loans and leases, net	18,959,003	17,968,982
Premises and equipment, net	394,536	394,264
Bank owned life insurance	362,608	346,234
Goodwill and other intangible assets, net	971,071	956,643
Other assets	644,660	672,330
Total assets	$28,143,473	$27,720,258
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$6,444,067	$6,211,182
NOW and interest-bearing demand	5,860,653	6,141,342
Money market	6,801,387	6,398,144
Savings	1,085,237	1,100,591
Time	3,673,718	3,441,424
Brokered	155,556	168,292
Total deposits	24,020,618	23,460,975
Short-term borrowings	—	195,000
Long-term debt	155,251	254,152
Accrued expense and other liabilities	370,753	378,004
Total liabilities	24,546,622	24,288,131
Shareholders' equity:
Preferred stock; $1 par value; 10,000 shares authorized; 0 and 3,662 shares Series I issued and outstanding, respectively; $25,000 per share liquidation preference	—	88,266
Common stock, $1 par value; 200,000,000 shares authorized, 121,553,462 and 119,364,110 shares issued and outstanding, respectively	121,553	119,364
Common stock issuable; 608,291 and 600,168 shares, respectively	13,683	12,999
Capital surplus	2,767,143	2,710,279
Retained earnings	858,395	714,138
Accumulated other comprehensive loss	(163,923)	(212,919)
Total shareholders' equity	3,596,851	3,432,127
Total liabilities and shareholders' equity	$28,143,473	$27,720,258

UNITED COMMUNITY BANKS, INC.
Consolidated Statements of Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2025	2024	2025	2024
Interest revenue:
Loans, including fees	$297,929	$291,574	$860,269	$867,152
Investment securities, including tax exempt of $1,681, $1,713, $5,030 and $5,133, respectively	53,203	52,997	167,915	149,496
Deposits in banks and short-term investments	2,718	4,515	8,388	16,131
Total interest revenue	353,850	349,086	1,036,572	1,032,779

Interest expense:
Deposits:
NOW and interest-bearing demand	35,050	43,401	109,396	133,522
Money market	50,661	56,874	149,805	160,883
Savings	641	672	2,722	2,065
Time	32,123	35,202	94,622	107,925
Deposits	118,475	136,149	356,545	404,395
Short-term borrowings	25	27	1,215	87
Federal Home Loan Bank advances	—	—	433	—
Long-term debt	1,721	3,724	7,198	11,262
Total interest expense	120,221	139,900	365,391	415,744
Net interest revenue	233,629	209,186	671,181	617,035

Noninterest income:
Service charges and fees	11,400	10,488	31,057	30,372
Mortgage loan gains and other related fees	7,098	3,520	18,590	17,830
Wealth management fees	4,757	6,338	13,622	19,037
Net gains (losses) from sales of other loans	2,385	(25,700)	5,776	(22,867)
Lending and loan servicing fees	4,235	3,512	12,090	11,050
Securities gains, net	49	—	341	—
Other	13,295	9,933	32,107	28,812
Total noninterest income	43,219	8,091	113,583	84,234
Total revenue	276,848	217,277	784,764	701,269

Provision for credit losses	7,907	14,428	35,144	39,562

Noninterest expense:
Salaries and employee benefits	90,667	83,533	261,931	254,336
Communications and equipment	13,937	12,626	40,968	36,534
Occupancy	11,502	11,311	33,366	33,466
Advertising and public relations	2,053	2,041	6,815	6,401
Postage, printing and supplies	2,735	2,477	7,791	7,376
Professional fees	6,282	6,432	17,822	18,464
Lending and loan servicing expense	2,428	2,227	6,745	6,068
Outside services - electronic banking	3,543	4,433	9,876	10,163
FDIC assessments and other regulatory charges	4,846	5,003	14,233	17,036
Amortization of intangibles	3,313	3,528	9,891	11,209
Merger-related and other charges	3,468	2,176	9,598	6,420
Other	6,094	7,278	20,850	27,638
Total noninterest expense	150,868	143,065	439,886	435,111
Income before income taxes	118,073	59,784	309,734	226,596
Income tax expense	26,579	12,437	68,094	50,003
Net income	91,494	47,347	241,640	176,593
Preferred stock dividends and deemed dividend at redemption	4,848	1,573	7,994	4,719
Earnings allocated to participating securities	507	272	1,356	988
Net income available to common shareholders	$86,139	$45,502	$232,290	$170,886

Net income per common share:
Basic	$0.71	$0.38	$1.92	$1.43
Diluted	0.70	0.38	1.91	1.43
Weighted average common shares outstanding:
Basic	122,116	119,818	121,186	119,736
Diluted	122,252	119,952	121,303	119,827

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended September 30,

	2025			2024
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$19,010,663	$297,725	6.21%	$18,051,741	$291,164	6.42%
Taxable securities (3)	6,217,693	51,522	3.31	6,182,164	51,284	3.32
Tax-exempt securities (FTE) (1)(3)	351,528	2,249	2.56	361,359	2,292	2.54
Federal funds sold and other interest-earning assets	413,678	3,389	3.25	505,792	5,440	4.28
Total interest-earning assets (FTE)	25,993,562	354,885	5.42	25,101,056	350,180	5.55

Noninterest-earning assets:
Allowance for credit losses	(220,805)			(215,008)
Cash and due from banks	206,772			206,995
Premises and equipment	397,490			399,262
Other assets (3)	1,664,648			1,615,468
Total assets	$28,041,667			$27,107,773

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$5,825,997	35,050	2.39	$5,797,845	43,401	2.98
Money market	6,907,894	50,661	2.91	6,342,455	56,874	3.57
Savings	1,107,509	641	0.23	1,126,774	672	0.24
Time	3,656,172	31,602	3.43	3,465,980	34,560	3.97
Brokered time deposits	50,529	521	4.09	50,364	642	5.07
Total interest-bearing deposits	17,548,101	118,475	2.68	16,783,418	136,149	3.23
Federal funds purchased and other borrowings	2,284	25	4.34	1,899	27	5.66
Federal Home Loan Bank advances	—	—	—	11	—	—
Long-term debt	155,197	1,721	4.40	323,544	3,724	4.58
Total borrowed funds	157,481	1,746	4.40	325,454	3,751	4.59
Total interest-bearing liabilities	17,705,582	120,221	2.69	17,108,872	139,900	3.25

Noninterest-bearing liabilities:
Noninterest-bearing deposits	6,366,723			6,239,926
Other liabilities	334,443			391,574
Total liabilities	24,406,748			23,740,372
Shareholders' equity	3,634,919			3,367,401
Total liabilities and shareholders' equity	$28,041,667			$27,107,773

Net interest revenue (FTE)		$234,664			$210,280
Net interest-rate spread (FTE)			2.73%			2.30%
Net interest margin (FTE) (4)			3.58%			3.33%

(1)	Interest revenue on tax-exempt securities and loans includes a taxable-equivalent adjustment to reflect comparable interest on taxable securities and loans. The FTE adjustment totaled $1.04 million and $1.09 million, respectively, for the three months ended September 30, 2025 and 2024. The tax rate used to calculate the adjustment was 25%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.
(3)	Unrealized gains and losses on AFS securities, including those related to the transfer from AFS to HTM, have been reclassified to other assets. Pretax unrealized losses of $223 million in 2025 and $295 million in 2024 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Nine Months Ended September 30,

	2025			2024
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$18,632,384	$859,678	6.17%	$18,187,790	$866,502	6.36%
Taxable securities (3)	6,480,641	162,885	3.35	5,988,368	144,363	3.21
Tax-exempt securities (FTE) (1)(3)	354,115	6,730	2.53	363,692	6,876	2.52
Federal funds sold and other interest-earning assets	422,123	10,288	3.26	559,786	18,256	4.36
Total interest-earning assets (FTE)	25,889,263	1,039,581	5.37	25,099,636	1,035,997	5.51

Non-interest-earning assets:
Allowance for loan losses	(217,050)			(214,372)
Cash and due from banks	210,027			210,982
Premises and equipment	397,395			392,561
Other assets (3)	1,637,493			1,613,118
Total assets	$27,917,128			$27,101,925

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$6,002,702	109,396	2.44	$5,913,566	133,522	3.02
Money market	6,713,585	149,805	2.98	6,092,649	160,883	3.53
Savings	1,133,078	2,722	0.32	1,159,982	2,065	0.24
Time	3,545,792	93,029	3.51	3,535,343	106,199	4.01
Brokered time deposits	50,488	1,593	4.22	50,343	1,726	4.58
Total interest-bearing deposits	17,445,645	356,545	2.73	16,751,883	404,395	3.22
Federal funds purchased and other borrowings	29,865	1,215	5.44	2,001	87	5.81
Federal Home Loan Bank advances	12,824	433	4.51	5	—	—
Long-term debt	215,440	7,198	4.47	324,414	11,262	4.64
Total borrowed funds	258,129	8,846	4.58	326,420	11,349	4.64
Total interest-bearing liabilities	17,703,774	365,391	2.76	17,078,303	415,744	3.25

Noninterest-bearing liabilities:
Noninterest-bearing deposits	6,304,792			6,306,919
Other liabilities	350,211			394,323
Total liabilities	24,358,777			23,779,545
Shareholders' equity	3,558,351			3,322,380
Total liabilities and shareholders' equity	$27,917,128			$27,101,925

Net interest revenue (FTE)		$674,190			$620,253
Net interest-rate spread (FTE)			2.61%			2.26%
Net interest margin (FTE) (4)			3.48%			3.30%

(1)	Interest revenue on tax-exempt securities and loans includes a taxable-equivalent adjustment to reflect comparable interest on taxable securities and loans. The FTE adjustment totaled $3.01 million and $3.22 million, respectively, for the nine months ended September 30, 2025 and 2024. The tax rate used to calculate the adjustment was 25%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.
(3)	Unrealized gains and losses on AFS securities, including those related to the transfer from AFS to HTM, have been reclassified to other assets. Pretax unrealized losses of $244 million in 2025 and $320 million in 2024 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

About United Community Banks, Inc.

United Community Banks, Inc. (NYSE: UCB) is the financial holding company for United Community, a top 100 U.S. financial institution committed to building stronger communities and improving the financial health and well-being of its customers. United Community offers a full range of banking, mortgage and wealth management services. As of September 30, 2025, United Community Banks, Inc. had $28.1 billion in assets and operated 199 offices across Alabama, Florida, Georgia, North Carolina, South Carolina and Tennessee. The company also manages a nationally recognized SBA lending franchise and a national equipment finance subsidiary, extending its reach to businesses across the country. United Community is an 11-time winner of J.D. Power’s award for highest customer satisfaction among consumer banks in the Southeast and was named the most trusted bank in the region in 2025. The company has also been recognized eight consecutive years by American Banker as one of the “Best Banks to Work For.” In commercial banking, United Community earned five 2025 Greenwich Best Brand awards, including national honors for middle market satisfaction. Forbes has consistently named United Community among the World’s Best and America’s Best Banks. Learn more at ucbi.com.

Non-GAAP Financial Measures

This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “noninterest income – operating”, “noninterest expense - operating”, “operating net income,” “pre-tax, pre-provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre-tax, pre-provision - operating,” “return on assets - pre-tax, pre-provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

Caution About Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to general competitive, economic, political, regulatory and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”).

Many of these factors are beyond United’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United.

United qualifies all forward-looking statements by these cautionary statements.

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